EXHIBIT 99.1

***FOR IMMEDIATE RELEASE***

For: ZIONS BANCORPORATION	Contact: Clark Hinckley
One South Main, Suite 1134	Tel: (801) 524-4787
Salt Lake City, Utah	July 21, 2005
Harris H. Simmons
Chairman/Chief Executive Officer

ZIONS BANCORPORATION REPORTS RECORD EARNINGS OF

$1.30 PER DILUTED SHARE FOR SECOND QUARTER 2005

SALT LAKE CITY, July 21, 2005 – Zions Bancorporation (“Zions” or “the Company”) (Nasdaq: ZION) today reported second quarter net income of $118.8 million, or $1.30 per diluted share. Net income and earnings per share increased 20.2% and 19.3%, respectively, over the $98.8 million, or $1.09 per diluted share for the second quarter of 2004. The return on average common equity was 16.56% in the second quarter of 2005, up from 15.18% for the same period in 2004.

“We are pleased to once again report record quarterly earnings,” said Harris H. Simmons, chairman and chief executive officer. “Our banks continued to generate solid loan and deposit growth while maintaining very high credit quality. An expanded net interest margin and careful expense management also contributed to the strong earnings performance.”

Year-to-date net income for 2005 increased 15.4% to $229.0 million or $2.50 per diluted share compared to $198.5 million, or $2.19 per diluted share for the same period of 2004. The return on average common equity for the first six months of 2005 was 16.20% compared to 15.36% for the first six months of 2004.

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ZIONS BANCORPORATION

Press Release – Page 2

July 21, 2005

Loan and Deposit Growth

On-balance-sheet net loans and leases at June 30, 2005 were $23.8 billion, an increase of 3.7% (14.9% annualized) from the balance of $23.0 billion at March 31, 2005 and 10.8% from $21.5 billion at June 30, 2004. Average net loans and leases for the second quarter of 2005 increased at an annualized rate of 11.6% when compared to the prior quarter.

Total deposits at the end of the second quarter increased at an annualized rate of 8.7% from the balances reported at March 31, 2005 to $24.4 billion, and increased 8.6% over the balances reported one year ago. Core deposits increased 7.7% year-over-year, and 7.5%, annualized, for the quarter. Average total deposits increased at an annualized rate of 9.7% when compared to the first quarter of 2005.

Net Interest Income

Taxable-equivalent net interest income for the quarter was $336.1 million, an increase of 17.4% compared to $286.3 million for the second quarter of 2004. The improvement reflects the year-over-year loan and deposit growth coupled with an improved net interest margin. For the second quarter of 2005, the net interest margin was 4.60% compared to 4.53% for the first quarter of 2005 and 4.15% for the second quarter of 2004. The net interest margin strengthened primarily from solid loan growth funded by core deposits – mainly demand deposits.

Noninterest Income

For the second quarter of 2005, noninterest income was $106.6 million, an increase of 3.5% from $103.0 million for the first quarter of 2005 but a decrease of 3.7% compared to $110.6 million for the second quarter of 2004. Loan sales and servicing income for the second quarter decreased $1.3 million compared with the first quarter of 2005 primarily as a result of a decision to sell fewer small business loans. Other service charges, commissions and fees were higher compared to the first quarter of 2005, reflecting increased investment fees.

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ZIONS BANCORPORATION

Press Release – Page 3

July 21, 2005

Market making, trading and nonhedge derivative income increased $2.7 million compared with the first quarter of 2005 and $0.4 million compared with the second quarter of 2004. The increase from the first quarter included $2.2 million in nonhedge derivative income and also a $0.5 million improvement in trading income. Other noninterest income increased $3.8 million compared with the first quarter of 2005 due primarily to a $2.3 million gain on the sale of a branch by Zions First National Bank and $0.8 million increase in sales of scanners by NetDeposit (a subsidiary of Zions that develops and markets Check 21 software). Net fixed income securities losses for the quarter include an impairment loss of $1.6 million on a security that was repurchased from Lockhart Funding, LLC, in accordance with the terms of the Lockhart Liquidity Facility. For information on Lockhart Funding, LLC, see page 100 in Zions’ 2004 Annual Report.

Noninterest Expense

Noninterest expense for the second quarter of 2005 was $242.7 million, compared to $239.3 million for the first quarter of 2005 and $230.0 million for the second quarter of 2004. Salaries and employee benefits were essentially unchanged from the first quarter of 2005 but up 6.9% compared to the prior year. The increase over the prior year was caused mainly by increased accruals for performance-based bonus and incentive plans.

The efficiency ratio was 54.8% for the second quarter of 2005, compared with 56.6% for the first quarter of 2005 and 57.9% for the second quarter of 2004.

Asset Quality

The ratio of nonperforming assets to net loans and leases and other real estate owned was 0.31% at June 30, 2005, reflecting continued high levels of credit quality in the Company’s portfolios. This ratio improved from 0.33% at March 31, 2005 and 0.50% at June 30, 2004.

For the second quarter of 2005, net loan and lease charge-offs were $3.9 million or 0.07% annualized of average loans. This compares with $6.6 million or 0.12% annualized for the first quarter of 2005 and

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ZIONS BANCORPORATION

Press Release – Page 4

July 21, 2005

$10.0 million or 0.19% annualized for the second quarter of 2004. At June 30, 2005, the allowance for loan losses as a percentage of net loans and leases was 1.18%, compared to 1.19% at March 31, 2005 and 1.26% at June 30, 2004. In addition, at June 30, 2005 the allowance was 449.5% of nonperforming loans. The combined allowances for credit losses (allowance for loan losses plus the allowance for unfunded lending commitments) of $296.8 million were 1.25% of net loans and leases at the end of the second quarter 2005.

The combined provisions for credit losses for the second quarter of 2005 were $12.5 million compared to $11.1 million and $10.9 million for the first quarter of 2005 and second quarter 2004, respectively. The combined provisions include the provision for loan losses and the provision for unfunded lending commitments.

Capital Management

During the second quarter of 2005, Zions repurchased 713,001 shares of its common stock at an average price of $70.04 per share, for a total of $49.9 million. For the six months ended June 30, 2005, the Company repurchased 1,149,522 shares at an average per share price of $69.60 for a total of $80.0 million. As of June 30, 2005, the Company had $60.0 million remaining in its currently authorized share repurchase program. On July 6, 2005, Zions announced that it had suspended the repurchase of shares in conjunction with its pending acquisition of Amegy Bancorporation (see “Subsequent Event”).

Weighted average common and common-equivalent shares outstanding for the second quarter of 2005 were 91,610,296 compared to 91,493,962 for the first quarter of 2005 and 90,658,259 for the second quarter of 2004. The increase in shares from the first quarter 2005 reflects the effects on common and common-equivalent shares of restricted stock grants that were made in the second quarter, along with a higher average share price and shares issued from option exercises, all of which were partially offset by the stock repurchases for the quarter.

The Company’s tangible common equity ratio was 6.98% at June 30, 2005, 6.83% at March 31, 2005 and 6.37% at June 30, 2004.

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ZIONS BANCORPORATION

Press Release – Page 5

July 21, 2005

Subsequent Event

On July 6, 2005, the Company and Amegy Bancorporation, Inc. issued a joint press release announcing that the two companies had signed a definitive agreement under which Zions will acquire Amegy. Upon completion of the transaction, Amegy will operate under its current name, charter and management as a separate Zions banking subsidiary. The merger is subject to regulatory approval and also approval by the shareholders of Amegy and is expected to close during the fourth quarter of this year.

Conference Call

Zions will host a conference call to discuss these second quarter results at 5:30 p.m. ET this afternoon (July 21, 2005). Media representatives, analysts and the public are invited to listen to this discussion by calling 1-800-591-6930 and entering the passcode (92935538), or via on-demand webcast. A link to the webcast will be available on the Zions Bancorporation Web site at www.zionsbancorporation.com. A replay of the call will be available from approximately 7:30 p.m. ET on Thursday, July 21 through midnight ET on Thursday, July 28, by dialing 1-888-286-8010 and entering the passcode (22066180). The webcast of the conference call will also be archived and available for thirty days.

About Zions Bancorporation

Zions Bancorporation is one of the nation’s premier financial services companies, consisting of a collection of great banks in select high growth markets. Zions operates its banking businesses under local management teams and community identities through nearly 400 offices and 500 ATMs in eight Western states: Arizona, California, Colorado, Idaho, Nevada, New Mexico, Utah and Washington. The Company is a national leader in Small Business Administration lending, public finance advisory services and electronic bond trading. In addition, Zions is included in the S&P 500 and NASDAQ Financial 100 indices. Investor information and links to subsidiary banks can be accessed at www.zionsbancorporation.com.

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ZIONS BANCORPORATION

Press Release – Page 6

July 21, 2005

Forward-Looking Information

Statements in this news release that are based on other than historical data are forward-looking, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. Forward-looking statements involve significant risks and uncertainties and actual results may differ materially from those presented, either expressed or implied, in this news release. Factors that might cause such differences include, but are not limited to: the Company’s ability to successfully execute its business plans and achieve its objectives; changes in general economic and financial market conditions, either nationally or locally in areas in which the Company conducts its operations; changes in interest rates; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; increased competitive challenges and expanding product and pricing pressures among financial institutions; legislation or regulatory changes which adversely affect the Company’s operations or business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.

In addition, the following factors relating to the Company’s proposed acquisition of Amegy Bancorporation, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Zions Bancorporation and Amegy Bancorporation, Inc. may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities and cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; and (5) the stockholders of Amegy Bancorporation, Inc. may fail to approve the merger.

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ZIONS BANCORPORATION

Press Release – Page 7

July 21, 2005

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the 2004 Annual Reports on Form 10-K of Zions Bancorporation and Amegy Bancorporation, Inc. filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s Internet site (http://www.sec.gov).

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 8

FINANCIAL HIGHLIGHTS

(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
(In thousands, except per share and ratio data)	2005	2004	% Change	2005	2004	% Change
EARNINGS
Taxable-equivalent net interest income	$336,088	$286,282	17.40%	$656,208	$571,135	14.90%
Taxable-equivalent revenue	442,640	396,909	11.52%	865,756	790,573	9.51%
Net interest income	330,928	280,897	17.81%	645,879	560,319	15.27%
Noninterest income	106,552	110,627	(3.68)%	209,548	219,438	(4.51)%
Provision for loan losses	11,417	10,301	10.83%	20,800	21,545	(3.46)%
Noninterest expense	242,666	229,976	5.52%	482,001	452,314	6.56%
Income before income taxes and minority interest	183,397	151,247	21.26%	352,626	305,898	15.28%
Income taxes	66,330	54,631	21.41%	126,079	109,345	15.30%
Minority interest	(1,743)	(2,226)	(21.70)%	(2,497)	(1,958)	27.53%
Net income	118,810	98,842	20.20%	229,044	198,511	15.38%

PER COMMON SHARE
Net income (diluted)	1.30	1.09	19.27%	2.50	2.19	14.16%
Dividends	0.36	0.32	12.50%	0.72	0.62	16.13%
Book value				32.62	29.37	11.07%

SELECTED RATIOS
Return on average assets	1.47%	1.28%		1.44%	1.31%
Return on average common equity	16.56%	15.18%		16.20%	15.36%
Efficiency ratio	54.82%	57.94%		55.67%	57.21%
Net interest margin	4.60%	4.15%		4.57%	4.21%

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 9

FINANCIAL HIGHLIGHTS (Continued)

(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
(In thousands, except share and ratio data)	2005	2004	% Change	2005	2004	% Change
AVERAGE BALANCES
Total assets	$32,510,692	$31,040,639	4.74%	$32,182,658	$30,431,786	5.75%
Securities	5,091,552	5,224,576	(2.55)%	5,141,496	5,156,227	(0.29)%
Net loans and leases	23,330,670	20,969,643	11.26%	23,004,945	20,543,659	11.98%
Goodwill	638,932	650,160	(1.73)%	640,758	651,919	(1.71)%
Core deposit and other intangibles	53,011	67,031	(20.92)%	54,822	68,492	(19.96)%
Total deposits	23,787,985	21,640,762	9.92%	23,507,308	21,262,342	10.56%
Core deposits (1)	22,248,291	20,409,823	9.01%	22,044,385	20,045,071	9.97%
Minority interest	24,726	21,750	13.68%	24,787	21,781	13.80%
Shareholders’ equity	2,877,374	2,618,259	9.90%	2,851,269	2,598,569	9.72%

Weighted average common and common-equivalent shares outstanding	91,610,296	90,658,259	1.05%	91,596,314	90,803,003	0.87%

AT PERIOD END
Total assets				$32,875,294	$30,894,325	6.41%
Securities				4,904,799	5,028,173	(2.45)%
Net loans and leases				23,821,563	21,497,058	10.81%
Sold loans being serviced (2)				2,910,182	2,643,927	10.07%
Allowance for loan losses				281,428	271,554	3.64%
Allowance for unfunded lending commitments				15,395	11,098	38.72%
Goodwill				638,933	650,557	(1.79)%
Core deposit and other intangibles				51,397	62,221	(17.40)%
Total deposits				24,398,535	22,470,488	8.58%
Core deposits (1)				22,840,557	21,198,263	7.75%
Minority interest				24,665	21,721	13.55%
Shareholders’ equity				2,937,908	2,636,451	11.43%

Common shares outstanding				90,062,646	89,752,384	0.35%

Average equity to average assets	8.85%	8.43%		8.86%	8.54%
Common dividend payout	27.37%	29.12%		28.42%	28.69%
Tangible common equity ratio				6.98%	6.37%
Nonperforming assets				73,680	106,750	(30.98)%
Accruing loans past due 90 days or more				13,183	18,109	(27.20)%
Nonperforming assets to net loans and leases and other real estate owned at period end				0.31%	0.50%

(1)	Amount consists of total deposits excluding time deposits $100,000 and over.
(2)	Amount represents the outstanding balance of loans sold and being serviced by the Company, excluding conforming first mortgage residential real estate loans.

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 10

FINANCIAL HIGHLIGHTS (Continued)

(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands, except per share and ratio data)	2005		2004
EARNINGS
Taxable-equivalent net interest income	$336,088	$320,120	$314,558	$ 296,384	$286,282
Taxable-equivalent revenue	442,640	423,116	413,505	409,540	396,909
Net interest income	330,928	314,951	309,384	291,115	280,897
Noninterest income	106,552	102,996	98,947	113,156	110,627
Provision for loan losses	11,417	9,383	13,159	9,363	10,301
Noninterest expense	242,666	239,335	238,172	232,813	229,976
Impairment loss on goodwill	–	–	–	602	–
Income before income taxes and minority interest	183,397	169,229	157,000	161,493	151,247
Income taxes	66,330	59,749	52,641	58,140	54,631
Minority interest	(1,743)	(754)	(622)	858	(2,226)
Net income	118,810	110,234	104,981	102,495	98,842

PER COMMON SHARE
Net income (diluted)	1.30	1.20	1.15	1.13	1.09
Dividends	0.36	0.36	0.32	0.32	0.32
Book value	32.62	31.39	31.06	30.39	29.37

SELECTED RATIOS
Return on average assets	1.47%	1.40%	1.33%	1.30%	1.28%
Return on average common equity	16.56%	15.83%	15.13%	15.23%	15.18%
Efficiency ratio	54.82%	56.56%	57.60%	56.85%	57.94%
Net interest margin	4.60%	4.53%	4.43%	4.20%	4.15%

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 11

FINANCIAL HIGHLIGHTS (Continued)

(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands, except share and ratio data)	2005		2004
AVERAGE BALANCES
Total assets	$32,510,692	$31,850,979	$31,501,478	$31,368,578	$31,040,639
Securities	5,091,552	5,191,995	5,255,624	5,232,188	5,224,576
Net loans and leases	23,330,670	22,675,601	21,866,761	21,220,481	20,969,643
Goodwill	638,932	642,604	642,646	645,462	650,160
Core deposit and other intangibles	53,011	56,653	58,956	62,923	67,031
Total deposits	23,787,985	23,223,512	23,144,944	22,729,540	21,640,762
Core deposits (1)	22,248,291	21,838,213	21,871,018	21,463,026	20,409,823
Minority interest	24,726	24,849	23,176	23,791	21,750
Shareholders’ equity	2,877,374	2,824,874	2,760,077	2,677,404	2,618,259

Weighted average common and common-equivalent shares outstanding	91,610,296	91,493,962	91,342,328	90,956,674	90,658,259

AT PERIOD END
Total assets	$32,875,294	$31,883,486	$31,469,834	$30,731,040	$30,894,325
Securities	4,904,799	4,940,487	5,121,215	5,058,691	5,028,173
Net loans and leases	23,821,563	22,967,269	22,627,121	21,507,043	21,497,058
Sold loans being serviced (2)	2,910,182	2,995,630	3,065,909	3,152,924	2,643,927
Allowance for loan losses	281,428	273,906	271,117	269,413	271,554
Allowance for unfunded lending commitments	15,395	14,353	12,682	12,030	11,098
Goodwill	638,933	638,933	642,645	642,645	650,557
Core deposit and other intangibles	51,397	52,007	55,440	57,665	62,221
Total deposits	24,398,535	23,879,088	23,292,261	23,165,131	22,470,488
Core deposits (1)	22,840,557	22,421,174	21,998,152	21,883,851	21,198,263
Minority interest	24,665	26,338	23,359	24,481	21,721
Shareholders’ equity	2,937,908	2,821,766	2,789,979	2,724,261	2,636,451

Common shares outstanding	90,062,646	89,891,146	89,829,947	89,638,753	89,752,384

Average equity to average assets	8.85%	8.87%	8.76%	8.54%	8.43%
Common dividend payout	27.37%	29.55%	27.48%	28.10%	29.12%
Tangible common equity ratio	6.98%	6.83%	6.80%	6.74%	6.37%
Nonperforming assets	73,680	76,089	84,286	91,105	106,750
Accruing loans past due 90 days or more	13,183	20,160	16,375	18,182	18,109
Nonperforming assets to net loans and leases and other real estate owned at period end	0.31%	0.33%	0.37%	0.42%	0.50%

(1)	Amount consists of total deposits excluding time deposits $100,000 and over.
(2)	Amount represents the outstanding balance of loans sold and being serviced by the Company, excluding conforming first mortgage residential real estate loans.

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 12

CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)	June 30, 2005	March 31, 2005	December 31, 2004	June 30, 2004
	(Unaudited)	(Unaudited)		(Unaudited)
ASSETS
Cash and due from banks	$1,232,527	$1,085,482	$850,998	$1,124,832
Money market investments:
Interest-bearing deposits	11,004	16,821	1,251	3,767
Federal funds sold	52,327	35,070	130,086	57,115
Security resell agreements	537,327	548,173	461,750	770,139
Investment securities:
Held to maturity, at cost (approximate market value $649,808, $629,684, $641,783 and $634,127)	649,888	635,774	641,659	642,504
Available for sale, at market	3,972,829	4,001,244	4,189,486	3,784,086
Trading account, at market (includes $102,916, $114,302, $163,248 and $369,883 transferred as collateral under repurchase agreements)	282,082	303,469	290,070	601,583

	4,904,799	4,940,487	5,121,215	5,028,173

Loans:
Loans held for sale	207,123	196,994	196,736	140,982
Loans and leases	23,718,150	22,872,786	22,535,344	21,457,499

	23,925,273	23,069,780	22,732,080	21,598,481

Less:
Unearned income and fees, net of related costs	103,710	102,511	104,959	101,423
Allowance for loan losses	281,428	273,906	271,117	271,554

Loans and leases, net of allowance	23,540,135	22,693,363	22,356,004	21,225,504

Other noninterest-bearing investments	698,968	690,922	665,198	640,471
Premises and equipment, net	409,488	407,262	409,210	402,203
Goodwill	638,933	638,933	642,645	650,557
Core deposit and other intangibles	51,397	52,007	55,440	62,221
Other real estate owned	11,070	10,266	11,877	13,590
Other assets	787,319	764,700	764,160	915,753

	$32,875,294	$31,883,486	$31,469,834	$30,894,325

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest-bearing demand	$7,577,450	$7,189,420	$6,821,528	$6,585,035
Interest-bearing:
Savings and money market	13,195,200	13,312,525	13,349,347	12,838,974
Time under $100,000	1,468,017	1,422,582	1,387,784	1,419,984
Time $100,000 and over	1,557,978	1,457,914	1,294,109	1,272,225
Foreign	599,890	496,647	439,493	354,270

	24,398,535	23,879,088	23,292,261	22,470,488

Securities sold, not yet purchased	291,353	297,591	309,893	517,176
Federal funds purchased	1,593,010	1,314,927	1,841,092	1,056,695
Security repurchase agreements	755,676	714,154	683,984	1,024,427
Other liabilities	544,691	624,593	429,129	607,676
Commercial paper	75,393	142,190	165,447	188,612
Federal Home Loan Bank advances and other borrowings:
One year or less	314,643	161,270	15,949	416,630
Over one year	227,039	227,595	228,152	230,128
Long-term debt	1,712,381	1,673,974	1,690,589	1,724,321

Total liabilities	29,912,721	29,035,382	28,656,496	28,236,153

Minority interest	24,665	26,338	23,359	21,721

Shareholders’ equity:
Capital stock:
Preferred stock, without par value; authorized 3,000,000 shares; issued and outstanding, none	–	–	–	–
Common stock, without par value; authorized 350,000,000 shares; issued and outstanding 90,062,646, 89,891,146, 89,829,947 and 89,752,384 shares	961,510	969,739	972,065	974,479
Retained earnings	1,994,015	1,907,727	1,830,064	1,680,240
Accumulated other comprehensive loss	(12,905)	(50,724)	(7,932)	(14,238)
Cost of shares held in trust for deferred compensation and other	(4,712)	(4,976)	(4,218)	(4,030)

Total shareholders’ equity	2,937,908	2,821,766	2,789,979	2,636,451

	$32,875,294	$31,883,486	$31,469,834	$30,894,325

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 13

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2005	March 31, 2005	June 30, 2004	June 30,
(In thousands, except per share amounts)				2005	2004
Interest income:
Interest and fees on loans	$380,233	$350,935	$296,330	$731,168	$584,706
Interest on loans held for sale	2,618	1,603	1,383	4,221	2,663
Lease financing	4,023	4,066	4,230	8,089	8,439
Interest on money market investments	6,041	4,638	3,077	10,679	6,535
Interest on securities:
Held to maturity – taxable	1,833	1,805	1,731	3,638	1,959
Held to maturity – nontaxable	6,008	5,983	5,872	11,991	6,770
Available for sale – taxable	49,102	46,920	37,169	96,022	75,038
Available for sale – nontaxable	834	856	1,208	1,690	7,300
Trading account	5,044	6,035	8,131	11,079	14,343

Total interest income	455,736	422,841	359,131	878,577	707,753

Interest expense:
Interest on savings and money market deposits	49,236	40,736	27,470	89,972	52,940
Interest on time and foreign deposits	24,557	19,887	14,091	44,444	28,133
Interest on borrowed funds	51,015	47,267	36,673	98,282	66,361

Total interest expense	124,808	107,890	78,234	232,698	147,434

Net interest income	330,928	314,951	280,897	645,879	560,319
Provision for loan losses	11,417	9,383	10,301	20,800	21,545

Net interest income after provision for loan losses	319,511	305,568	270,596	625,079	538,774

Noninterest income:
Service charges and fees on deposit accounts	31,406	30,782	33,419	62,188	66,174
Loan sales and servicing income	16,790	18,068	20,459	34,858	38,871
Other service charges, commissions and fees	28,205	26,715	26,418	54,920	51,538
Trust and investment management income	4,531	3,405	4,797	7,936	8,872
Income from securities conduit	8,617	8,819	8,880	17,436	17,578
Dividends and other investment income	7,436	8,008	8,545	15,444	16,640
Market making, trading and nonhedge derivative income	6,509	3,784	6,072	10,293	12,196
Equity securities losses, net	(2,778)	(1,387)	(5,302)	(4,165)	(9,333)
Fixed income securities gains (losses), net	(1,187)	1,333	2,220	146	2,137
Other	7,023	3,469	5,119	10,492	14,765

Total noninterest income	106,552	102,996	110,627	209,548	219,438

Noninterest expense:
Salaries and employee benefits	138,244	138,126	129,354	276,370	259,632
Occupancy, net	18,504	18,453	18,658	36,957	36,471
Furniture and equipment	16,260	15,919	16,768	32,179	32,716
Legal and professional services	7,967	8,250	9,893	16,217	17,107
Postage and supplies	6,798	6,488	6,309	13,286	12,957
Advertising	5,335	4,093	5,186	9,428	10,028
Impairment losses on long-lived assets	–	633	528	633	712
Restructuring charges	–	92	–	92	–
Amortization of core deposit and other intangibles	3,696	3,433	3,501	7,129	7,004
Provision for unfunded lending commitments	1,042	1,671	622	2,713	(1,117)
Other	44,820	42,177	39,157	86,997	76,804

Total noninterest expense	242,666	239,335	229,976	482,001	452,314

Income before income taxes and minority interest	183,397	169,229	151,247	352,626	305,898
Income taxes	66,330	59,749	54,631	126,079	109,345
Minority interest	(1,743)	(754)	(2,226)	(2,497)	(1,958)

Net income	$118,810	$110,234	$98,842	$229,044	$198,511

Weighted average shares outstanding during the period:
Basic shares	89,846	89,877	89,589	89,861	89,657
Diluted shares	91,610	91,494	90,658	91,596	90,803

Net income per common share:
Basic	$1.32	$1.23	$1.10	$2.55	$2.21
Diluted	1.30	1.20	1.09	2.50	2.19

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 14

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY AND COMPREHENSIVE INCOME

(Unaudited)

	Six Months Ended June 30, 2005
			Accumulated Other Comprehensive Income (Loss)
(In thousands)	Common Stock	Retained Earnings	Net Unrealized Gains (Losses) on Investments, Retained Interests and Other	Net Unrealized Losses on Derivative Instruments	Minimum Pension Liability	Subtotal	Cost of Shares Held in Trust for Deferred Compensation and Other	Total Shareholders’ Equity
Balance, December 31, 2004	$972,065	$1,830,064	$19,774	$(9,493)	$ (18,213)	$(7,932)	$ (4,218)	$2,789,979
Comprehensive income:
Net income for the period		229,044						229,044
Other comprehensive income, net of tax:
Net realized and unrealized holding gains during the period, net of income tax expense of $1,728			2,790			2,790
Foreign currency translation			(1,123)			(1,123)
Reclassification for net realized gains recorded in operations, net of income tax expense of $94			(153)			(153)
Net unrealized losses on derivative instruments, net of reclassification to operations of $10,832 and income tax benefit of $4,074				(6,487)		(6,487)

Other comprehensive income (loss)			1,514	(6,487)	–	(4,973)		(4,973)

Total comprehensive income								224,071
Stock redeemed and retired	(80,058)							(80,058)
Restricted stock issued and stock options exercised, net of shares tendered and retired	69,503							69,503
Cash dividends – common, $.72 per share		(65,093)						(65,093)
Cost of shares held in trust for deferred compensation and other							(494)	(494)

Balance, June 30, 2005	$961,510	$1,994,015	$21,288	$(15,980)	$(18,213)	$ (12,905)	$(4,712)	$2,937,908

	Six Months Ended June 30, 2004
			Accumulated Other Comprehensive Income (Loss)
(In thousands)	Common Stock	Retained Earnings	Net Unrealized Gains (Losses) on Investments, Retained Interests and Other	Net Unrealized Gains (Losses) on Derivative Instruments	Minimum Pension Liability	Subtotal	Cost of Shares Held in Trust for Deferred Compensation	Total Shareholders’ Equity
Balance, December 31, 2003	$985,904	$1,538,677	$24,015	$10,716	$(15,690)	$19,041	$(3,599)	$2,540,023
Comprehensive income:
Net income for the period		198,511						198,511
Other comprehensive income, net of tax:
Net realized and unrealized holding losses during the period, net of income tax benefit of $4,739			(7,610)			(7,610)
Reclassification for net realized gains recorded in operations, net of income tax expense of $723			(1,167)			(1,167)
Net unrealized losses on derivative instruments, net of reclassification to operations of $24,505 and income tax benefit of $15,447				(24,502)		(24,502)

Other comprehensive loss			(8,777)	(24,502)	–	(33,279)		(33,279)

Total comprehensive income								165,232
Stock redeemed and retired	(54,881)							(54,881)
Stock options exercised, net of shares tendered and retired	43,456							43,456
Cash dividends – common, $.62 per share		(56,948)						(56,948)
Cost of shares held in trust for deferred compensation							(431)	(431)

Balance, June 30, 2004	$974,479	$1,680,240	$15,238	$(13,786)	$(15,690)	$(14,238)	$(4,030)	$2,636,451

Total comprehensive income for the three months ended June 30, 2005 and 2004 was $156,629 and $42,378, respectively.

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 15

Nonperforming Assets (Unaudited)

(In thousands)	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
Nonaccrual loans	$61,871	$65,199	$71,763	$76,361	$92,597
Restructured loans	739	624	646	522	563
Other real estate owned	11,070	10,266	11,877	14,222	13,590

Total	$73,680	$76,089	$84,286	$91,105	$106,750

% of net loans and leases* and other real estate owned	0.31%	0.33%	0.37%	0.42%	0.50%

Accruing loans past due 90 days or more	$13,183	$20,160	$16,375	$18,182	$18,109

% of net loans and leases*	0.06%	0.09%	0.07%	0.08%	0.08%

*Includes loans held for sale.

Allowances for Credit Losses (Unaudited)

	Three Months Ended
(In thousands)	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
Allowance for Loan Losses
Balance at beginning of period	$273,906	$271,117	$269,413	$271,554	$271,226
Allowance of branches sold	–	–	–	(1,549)	–
Add:
Provision for losses	11,417	9,383	13,159	9,363	10,301
Deduct:
Loan and lease charge-offs	(8,633)	(11,085)	(20,024)	(13,617)	(14,530)
Recoveries	4,738	4,491	8,569	3,662	4,557

Net loan and lease charge-offs	(3,895)	(6,594)	(11,455)	(9,955)	(9,973)

Balance at end of period	$281,428	$273,906	$271,117	$269,413	$271,554

Ratio of allowance for loan losses to net loans and leases outstanding at period end	1.18%	1.19%	1.20%	1.25%	1.26%
Ratio of allowance for loan losses to nonperforming loans at period end	449.49%	416.13%	374.42%	350.42%	291.49%

Allowance for Unfunded Lending Commitments
Balance at beginning of period	$14,353	$12,682	$12,030	$11,098	$10,476
Provision charged against earnings	1,042	1,671	652	932	622

Balance at end of period	$15,395	$14,353	$12,682	$12,030	$11,098

Total Allowances for Credit Losses
Allowance for loan losses	$281,428	$273,906	$271,117	$269,413	$271,554
Allowance for unfunded lending commitments	15,395	14,353	12,682	12,030	11,098

Total allowances for credit losses	$296,823	$288,259	$283,799	$281,443	$282,652

Ratio of total allowances for credit losses to net loans and leases outstanding at period end	1.25%	1.26%	1.25%	1.31%	1.31%

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 16

Sold Loans Being Serviced (Unaudited)

	Three Months Ended
(In thousands)	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
Balance at beginning of period	$2,995,630	$3,065,909	$3,152,924	$2,643,927	$2,707,128
New loans sold	120,091	98,772	83,175	703,809	118,018
Payments and other reductions	(205,539)	(169,051)	(170,190)	(194,812)	(181,219)

Balance at end of period	$2,910,182	$2,995,630	$3,065,909	$3,152,924	$2,643,927

Loan Balances By Portfolio Type
(Unaudited)

(In millions)	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
Loans held for sale	$207	$197	$197	$151	$141

Commercial lending:
Commercial and industrial	4,760	4,604	4,643	4,474	4,398
Leasing	361	359	370	374	381
Owner occupied	4,341	4,036	3,790	3,472	3,708

Total commercial lending	9,462	8,999	8,803	8,320	8,487

Commercial real estate:
Construction	4,074	3,779	3,536	3,289	3,062
Term	4,118	4,032	3,998	3,804	3,862

Total commercial real estate	8,192	7,811	7,534	7,093	6,924

Consumer:
Home equity credit line	1,134	1,099	1,104	1,026	965
1-4 family residential	4,156	4,155	4,234	4,118	4,170
Bankcard and other revolving plans	208	211	225	217	183
Other	468	490	532	573	647

Total consumer	5,966	5,955	6,095	5,934	5,965

Foreign loans	5	5	5	4	6

Other receivables	93	103	98	109	75

Total loans	$23,925	$23,070	$22,732	$21,611	$21,598

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 17

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Unaudited)

	Three Months Ended June 30, 2005			Three Months Ended June 30, 2004
(In thousands)	Average Balance	Amount of Interest (1)	Average Rate	Average Balance	Amount of Interest (1)	Average Rate
ASSETS
Money market investments	$862,354	$6,041	2.81%	$1,544,884	$3,077	0.80%
Securities:
Held to maturity	641,161	11,076	6.93%	622,519	10,764	6.95%
Available for sale	3,941,109	50,385	5.13%	3,827,182	39,028	4.10%
Trading account	509,282	5,044	3.97%	774,875	8,131	4.22%

Total securities	5,091,552	66,505	5.24%	5,224,576	57,923	4.46%

Loans:
Loans held for sale	198,547	2,618	5.29%	174,680	1,383	3.18%
Net loans and leases (2)	23,132,123	385,732	6.69%	20,794,963	302,133	5.84%

Total loans and leases	23,330,670	388,350	6.68%	20,969,643	303,516	5.82%

Total interest-earning assets	29,284,576	460,896	6.31%	27,739,103	364,516	5.29%

Cash and due from banks	1,076,691			991,117
Allowance for loan losses	(278,262)			(271,633)
Goodwill	638,932			650,160
Core deposit and other intangibles	53,011			67,031
Other assets	1,735,744			1,864,861

Total assets	$32,510,692			$31,040,639

LIABILITIES
Interest-bearing deposits:
Savings and NOW	$3,385,042	6,799	0.81%	$3,367,286	5,083	0.61%
Money market super NOW	9,695,959	42,437	1.76%	9,185,946	22,387	0.98%
Time under $100,000	1,452,392	9,420	2.60%	1,448,504	6,539	1.82%
Time $100,000 and over	1,539,694	11,528	3.00%	1,230,939	6,830	2.23%
Foreign	554,042	3,609	2.61%	284,825	722	1.02%

Total interest-bearing deposits	16,627,129	73,793	1.78%	15,517,500	41,561	1.08%

Borrowed funds:
Securities sold, not yet purchased	509,818	4,733	3.72%	691,076	6,536	3.80%
Federal funds purchased and security repurchase agreements	2,347,220	15,263	2.61%	2,988,215	7,034	0.95%
Commercial paper	160,609	1,246	3.11%	189,554	578	1.23%
FHLB advances and other borrowings:
One year or less	378,659	2,910	3.08%	418,733	1,143	1.10%
Over one year	227,318	2,863	5.05%	230,424	2,910	5.08%
Long-term debt	1,691,507	24,000	5.69%	1,650,512	18,472	4.50%

Total borrowed funds	5,315,131	51,015	3.85%	6,168,514	36,673	2.39%

Total interest-bearing liabilities	21,942,260	124,808	2.28%	21,686,014	78,234	1.45%

Noninterest-bearing deposits	7,160,856			6,123,262
Other liabilities	505,476			591,354

Total liabilities	29,608,592			28,400,630
Minority interest	24,726			21,750
Total shareholders’ equity	2,877,374			2,618,259

Total liabilities and shareholders’ equity	$32,510,692			$31,040,639

Spread on average interest-bearing funds			4.03%			3.84%
Taxable-equivalent net interest income and net yield on interest-earning assets		$336,088	4.60%		$286,282	4.15%

(1)	Taxable-equivalent rates used where applicable.
(2)	Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 18

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Unaudited)

	Six Months Ended June 30, 2005			Six Months Ended June 30, 2004
(In thousands)	Average Balance	Amount of Interest (1)	Average Rate	Average Balance	Amount of Interest (1)	Average Rate
ASSETS
Money market investments	$839,375	$10,679	2.57%	$1,561,982	$6,535	0.84%
Securities:
Held to maturity	639,249	22,086	6.97%	359,726	12,374	6.92%
Available for sale	3,945,609	98,622	5.04%	4,058,380	86,269	4.27%
Trading account	556,638	11,079	4.01%	738,121	14,343	3.91%

Total securities	5,141,496	131,787	5.17%	5,156,227	112,986	4.41%

Loans:
Loans held for sale	192,084	4,221	4.43%	174,362	2,663	3.07%
Net loans and leases (2)	22,812,861	742,219	6.56%	20,369,297	596,385	5.89%

Total loans and leases	23,004,945	746,440	6.54%	20,543,659	599,048	5.86%

Total interest-earning assets	28,985,816	888,906	6.18%	27,261,868	718,569	5.30%

Cash and due from banks	1,047,569			981,559
Allowance for loan losses	(275,803)			(271,438)
Goodwill	640,758			651,919
Core deposit and other intangibles	54,822			68,492
Other assets	1,729,496			1,739,386

Total assets	$32,182,658			$30,431,786

LIABILITIES
Interest-bearing deposits:
Savings and NOW	$3,386,378	12,884	0.77%	$3,317,978	10,039	0.61%
Money market super NOW	9,758,076	77,088	1.59%	9,061,645	42,901	0.95%
Time under $100,000	1,434,241	17,457	2.45%	1,470,942	13,422	1.83%
Time $100,000 and over	1,462,923	20,826	2.87%	1,217,271	13,458	2.22%
Foreign	501,812	6,161	2.48%	271,173	1,253	0.93%

Total interest-bearing deposits	16,543,430	134,416	1.64%	15,339,009	81,073	1.06%

Borrowed funds:
Securities sold, not yet purchased	508,873	9,243	3.66%	634,722	12,017	3.81%
Federal funds purchased and security repurchase agreements	2,379,959	28,415	2.41%	2,928,308	13,416	0.92%
Commercial paper	152,889	2,177	2.87%	212,531	1,301	1.23%
FHLB advances and other borrowings:
One year or less	352,330	4,946	2.83%	422,651	2,306	1.10%
Over one year	227,590	5,702	5.05%	230,659	5,830	5.08%
Long-term debt	1,691,118	47,799	5.70%	1,623,316	31,491	3.90%

Total borrowed funds	5,312,759	98,282	3.73%	6,052,187	66,361	2.21%

Total interest-bearing liabilities	21,856,189	232,698	2.15%	21,391,196	147,434	1.39%

Noninterest-bearing deposits	6,963,878			5,923,333
Other liabilities	486,535			496,907

Total liabilities	29,306,602			27,811,436
Minority interest	24,787			21,781
Total shareholders’ equity	2,851,269			2,598,569

Total liabilities and shareholders’ equity	$32,182,658			$30,431,786

Spread on average interest-bearing funds			4.03%			3.91%
Taxable-equivalent net interest income and net yield on interest-earning assets		$656,208	4.57%		$571,135	4.21%

(1)	Taxable-equivalent rates used where applicable.
(2)	Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

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